EXHIBIT 10.14

                 FIFTH AMENDMENT TO AMENDMENT AND RESTATEMENT OF
                                CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment")dated effective as of April 30, 2001 (the "Effective Date"), is by and between HANDY HARDWARE WHOLESALE, INC. ("Borrower"), and THE CHASE MANHATTAN BANK, successor by merger the Chase Bank of Texas, National Association ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower are parties to an Amendment and Restatement of Credit Agreement dated as of April 30, 1996, as amended by a First Amendment dated as of April 30, 1997, a Second Amendment dated as of April 30, 1998, a Third Amendment dated as of April 30, 1999 and a Fourth Amendment dated as of April 30, 2000 ("Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Bank and Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew the Commitment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Bank and Borrower hereby agree as follows:

Section 1. Revolving Credit Note. Section 1.1 of the Credit Agreement is amended by substituting the following for the Section 1.1 of the Credit Agreement:

     "Subject to the terms and conditions hereof, Bank agrees to make loans ("Loan" or "Loans") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding $10,000,000.00 (the "Commitment "). Borrower has the right to borrow, repay and reborrow. Each Loan must be at least the minimum amount required in the Note or the balance of the Commitment, whichever is less, and each repayment must be at least the amount required in the Note or the principal balance of the Note, whichever is less. The Loans may only be used for capital expenditures and working capital. Chapter 346 of the Texas Finance Code will not apply to this Agreement, the Note or any Loan. The Loans will be evidenced by, will bear interest and be payable as provided in, the promissory note of
     Borrower dated April 30, 2001 (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Note"), which is given in renewal, modification and increase of that certain promissory note dated April 30, 2000 in the original principal amount of $7,500,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). "Termination Date" means the earlier of: (a) April 30, 2003; or (b) the date specified by Bank pursuant to Section 6.1 hereof of this Agreement."

Section 2. Exhibit A of the Credit Agreement is hereby amended by replacing prior Exhibit A with the attached Exhibit A incorporated into this Amendment and the Credit Agreement for all purposes.

Section 3. Exhibit B of the Credit Agreement is hereby amended by replacing prior Exhibit B with the attached Exhibit B incorporated into this Amendment and the Credit Agreement for all purposes.

Section 4. Borrower hereby represents and warrants to Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the Effective Date as though made on and as of such date; and (b) to the best of the undersigned's knowledge after reasonable investigation performed in good faith, no default or Event of Default has occurred under the Agreement and is continuing as of the Effective Date.


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Section 5. This Amendment  shall become  effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below. The term "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment.

Section 6. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

Section 7. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

Section 8. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

Section 9. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN BANK AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

                         BORROWER:           HANDY HARDWARE WHOLESALE, INC.


                                             By:  /s/ James D. Tipton
                                                  -----------------------------

                                             Name:        James D. Tipton
                                             Title:       President
                                             Address:     8300 Tewantin
                                                          Houston,  Texas 77061


                         BANK:               THE CHASE MANHATTAN BANK


                                             By:  /s/ Carlos Valdez, Jr.
                                             -----------------------------------

                                             Name:        Carlos Valdez, Jr.
                                             Title:       Senior Vice President
                                             Address:     2900 Woodridge
                                                          Houston, Texas 77087